UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

Dynacast International Inc.

(Exact name of Registrant as specified in charter)

Delaware	333-179497	90-0728033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14045 Ballantyne Corporate Place, Suite 400 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 927-2789

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Dynacast International, Inc. (the “Company”) previously announced that it has entered into a Securities Purchase Agreement pursuant to which Partners Group Precision Investment Limited, a Guernsey limited company (the “Buyer”), will acquire all of the outstanding shares of capital stock of the Company (the “Transaction”). In connection with the Transaction, management of the Company will provide information to potential lenders regarding, among other things, unaudited preliminary estimated Adjusted EBITDA for the year ended December 31, 2014. Based upon currently available unaudited preliminary information, the Company estimates its Adjusted EBITDA for the year ended December 31, 2014 to be between $119.0 million and $121.0 million, compared to $104.6 million for the year ended December 31, 2013.

The Company previously announced that it acquired all of the outstanding shares of capital stock of Kinetics Climax Inc. (“Kinetics”) on September 30, 2014. Based upon currently available information, the Company expects Kinetics to generate approximately $5.0 million in Adjusted EBITDA in 2015. Assuming the Kinetics’ acquisition closed on January 1, 2014 and the Kinetics Adjusted EBITDA for 2014 was the same as the estimated Kinetics’ Adjusted EBITDA for 2015, the Company’s estimated consolidated Adjusted EBITDA for 2014 would be between $123.0 million and $125.0 million.

EBITDA is earnings before interest, other income, taxes, depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for certain items that the Company believes hinder comparison of the performance of its business either period-over-period or with other businesses, including non-controlling interests, management fees, restructuring costs, professional fees and transaction costs. Items are excluded from Adjusted EBITDA because they are individually or collectively material items that the Company does not consider to be representative of the performance of its business during the periods under review. The Company believes that Adjusted EBITDA is a meaningful indicator of its performance that provides useful information to investors regarding the Company’s financial condition and results of operations.

Adjusted EBITDA is a financial measure not prepared in accordance with generally accepted accounting principles (“GAAP”). Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation, or as a substitute for an analysis of the Company’s results as reported under GAAP. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which limits their usefulness as comparative measures. At this time, the Company is unable to provide a reconciliation of estimated Adjusted EBITDA to estimated net income, the most directly comparable GAAP financial measure, without unreasonable efforts.

The preliminary estimated Adjusted EBITDA ranges described herein are preliminary in nature and based only upon preliminary information available to the Company as of the date of this report. The Company has provided ranges for preliminary estimated Adjusted EBITDA because the estimates are subject to revision based on the completion of the accounting and financial reporting processes necessary to complete the Company’s financial closing procedures and complete its financial statements for the quarter and year ended December 31, 2014. While the Company’s management currently expects that final Adjusted EBITDA for the year ended December 31, 2014 will be within the range described herein, it is possible that final Adjusted EBITDA will not be within this range and could be materially different from the current estimate. In addition, the estimates set forth were prepared by the Company’s management and are based on a number of assumptions, estimates and business decisions that are inherently subject to significant business and economic conditions and competitive uncertainties and contingencies, many of which are beyond its control. The preliminary estimates have been prepared by and are the responsibility of the Company’s management. Grant Thornton LLP has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto.

Due to the preliminary nature of estimated Adjusted EBITDA, investors should use caution in relying on the information contained in this current report. Further, investors should not draw any inferences from the information contained in this current report regarding financial or operating data that is not discussed herein.

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01	Regulation FD Disclosure

The information in Item 2.02 is hereby incorporated by reference into this Item 7.01.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

***

Certain statements contained in this current report may constitute “forward looking statements,” including those that can be identified by the use of forward-looking terminology, such as “estimate,” “expect,” “anticipate,” or other similar expressions. Forward-looking statements express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance. By their nature, forward-looking statements involve certain risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Actual outcomes or results may differ materially from those made in or suggested by the forward-looking statements. Factors that may cause actual outcomes or results to differ materially from forward-looking statements include, among others, our ability to successfully integrate Dynacast’s and Kinetics’ operations and employees and fully realize the anticipated benefits of the transactions. Additional factors include those discussed in Part II, Item 1A. Risk Factors in our Form 10-K filed on March 14, 2014 and in any of our subsequent filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2015

DYNACAST INTERNATIONAL INC.

By:	/s/ Adrian D. Murphy
Adrian D. Murphy
Secretary, Treasurer and Chief Financial Officer